   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A          Current Collection Period: 01-Oct-97 to 31-Oct-97
                                                                                P & S Agreement Date:                     01-Mar-97


   Pass-through rates current Distribution:                                                                                Current
                                                                                                                          ---------
   Class A Certificates, Series 1997A         LIBOR + 0.25%     5.87500%        Original Closing Date: 3/26/97            16-Oct-97
   Class B Certificates, Series 1997A         LIBOR + 1.25%     6.87500%        Distribution Date:                        17-Nov-97
                                                                                Days in Accrual Period                           31
                                                                                                                          15-Oct-97
                                                                                                                          14-Nov-97

                        Weighted Avg Mtg Rate (WAC)             7.69204%
   LIBOR  5.62500%      Weighted Avg Net Mtg Rate (Alt. Rate)   7.31312%
   ---------------------------------------------------------------------------------------------------------------------------------

 1          Beginning Pool Principal Balance                                                                         289,326,544.75
 2          Beginning Pool Balance Factor                                                                                 87.984129%
   ---------------------------------------------------------------------------------------------------------------------------------

 3          Beginning Class A Principal Balance                                                                      285,215,071.75
 4          Beginning Class B Principal Balance                                                                        4,111,473.00
   ---------------------------------------------------------------------------------------------------------------------------------

 5          Aggregate of all Monthly Principal Payments                                            (P&S 5.08i)                 0.00
 6          Aggregate of all Principal Prepayments Received                                        (P&S 5.08i)         9,317,765.93
 7          Aggregate of any Net Liquidation Proceeds Received                                     (P&S 5.08iii)               0.00
 8          Aggregate of any Insurance Proceeds Received                                           (P&S 5.08iv)                0.00
 9          Aggregate of any Awards or Settlements From Condemnation Proceedings                   (P&S 5.08v)                 0.00
10          Aggregate of any Proceeds From Repurchased Mortgage Loans                              (P&S 5.08vi)                0.00
11          Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
              Insurance Policy                                                                     (P&S 5.08vii)               0.00
12          Aggregate of any Revenues From Foreclosure or Deed Net of any Advances                 (P&S 5.08viii)              0.00
13          Current Principal Advances                                                                                         0.00
14          Current Servicer Principal Reimbursements                                                                          0.00
15          Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                      9,317,765.93
16          Unrecovered Principal Amounts (Liquidation Loss)                                                                   0.00
17          Aggregate of all Interest Payments Received                                            (P&S 5.08ii)        1,912,989.06
17a         Prefunding Account Interest Earned                                                     (P&S 5.14b)                 0.00
17b         Accrued Interest at Cl A pass-through rate x Pre-funded Amount for 11
              days (1st dist only)                                                                 (P&S 6.01a)                 0.00
18          Current Servicing Fee                                                                  (P&S 5.08ii)           28,443.49
19          Monthly Interest Advance (Recovery) based on Delinquent Accounts                       (P&S 6.02vii)         (58,353.69)
19   i.     Current Servicer Interest Advance (Recovery)                                                                 (58,353.69)
20          Scheduled Formula Principal Distribution Amount (5+13-14)                                                          0.00
21          Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                       9,317,765.93
22          Total Interest Available For Distribution (17+17a+17b-18+19i)                                              1,826,191.88
23          Total Funds Available For Distribution (15+22)                                                            11,143,957.81

            ------------------------------------------------------------------------------------------------------------------------
24          Formula Principal Distribution Amount  (Lines 20 + 21)                                                     9,317,765.93
            ------------------------------------------------------------------------------------------------------------------------
                                                                                       waterfall
25   i.     Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                      (P&S 6.02i)                98.58%
     ii.    Class A Percentage  x  Scheduled Formula Principal Distribution Amount
              (Line 20)                                                                                                        0.00
     iii.   Class A Prepayment Percentage                                                                                    100.00%
     iv.    Class A Prepayment Percentage  x  Unscheduled Formula Principal
              Distribution Amount                                                                                      9,317,765.93
     v.     Class A Total Distribution Allocable to Principal                              2                           9,317,765.93
     vi.    Class A Recovered Principal Amount                                                                                 0.00
     vii    Class A Unrecovered Principal Amount                                           7                                   0.00

26   i.     Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)        1       (P&S 6.02ii)        1,442,910.97
     ii.    Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                         (P&S 6.02ii)        1,442,910.97
     iii.   Class A Current Interest  (pass-through rate x A's upb)                                (P&S 6.02ii)        1,442,910.97
     iv.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                         (P&S 6.02iii)               0.00

     v.     Class A Unpaid Interest Shortfall  (Class A's interest s/f from
              preceding distribution date)                                                         (P&S 6.02iii)               0.00
     vi.    Class A Unpaid Interest Shortfall included in 26i.
              (when 26iii. > 0: min of 26i. and 26iv.)                                             (P&S 6.02iii)               0.00
     viii.  Class A Interest Shortfall  (26ii. - 26i.)                                             (P&S 6.02iii)               0.00
   ---------------------------------------------------------------------------------------------------------------------------------

27   i      Current Certificate Insurance Premium                                          3                              28,329.89
     ii.    Reimbursement Amount                                                           4       (P&S 6.02vi)                0.00
     iii.   Redirection of Certificate Insurance                                                                               0.00
     iv.    Total Amount to Certificate Insurer                                                                           28,329.89
   ---------------------------------------------------------------------------------------------------------------------------------

28   i      Subordinated Percentage                                                                (P&S 6.02i)                 1.42%
     ii     Subordinated Percentage of Scheduled Formula Principal Distribution
              Amount                                                                                                           0.00
     iii.   Subordinated Prepayment Percentage                                                                                 0.00%
     iv.    Subordinated Prepayment Percentage of Unscheduled Formula Principal
              Distribution Amount                                                                                              0.00
     v.     Class B Total Distribution Allocable to Principal                              8                                   0.00
     vi.    Class B Recovered Loss Amount                                                  9                                   0.00
     vii    Class B Unrecovered Loss Amount                                                                                    0.00

29   i      Class B Total Distribution Allocable to Interest                               6       (P&S 6.02ii)           24,340.49
     ii.    Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                        (P&S 6.02ii)           24,340.49
     iii.   Class B Current Interest (pass-through rate x B's upb)                                 (P&S 6.02iii)          24,340.49
     iv.    Class B Unpaid Interest Shortfall  (Class B's interest s/f from
              preceding distribution date)                                                         (P&S 6.02iii)               0.00

     v.     Class B Unpaid Interest Shortfall  (Class B's interest s/f from
              preceding distribution date)                                                                                       --
     vi.    Class B Unpaid Interest Shortfall included in 26i.
              (when 29iii. > 0: min of 29i. and 29iv.)                                                                         0.00
     viii.  Class B Interest Shortfall  (29ii. - 29i.)                                                                         0.00
   ---------------------------------------------------------------------------------------------------------------------------------

30   i.     Cumulative Master Servicer Advanced Interest                                           (P&S 6.02v)           467,601.91
     ii.    Cumulative Master Servicer Advanced Principal                                                                      0.00
   ---------------------------------------------------------------------------------------------------------------------------------

31   i.     Beginning Reserve Fund Balance                                                         (P&S 6.06)            250,000.00
     ii.    Current Reserve Fund Deposit                                                    5                                  0.00
     iii    Current Reserve Fund Advances                                                                                      0.00
     iv.    Ending Reserve Fund Balance (required amount = $250,000)                                                     250,000.00
   ---------------------------------------------------------------------------------------------------------------------------------

32   i.     Available Excess Interest                                                                                    330,610.53
     ii.    Distribution Account Shortfall                                                         (P&S 6.02xvi)               0.00
     iii    Class R Distribution Amount For Such Distribution Date                          10                           330,610.53
   ---------------------------------------------------------------------------------------------------------------------------------

33   i.     Ending Pool Principal Balance                                                          (P&S 6.02vii)     280,008,778.82
     ii.    Ending Pool Balance Factor                                                                                    85.150598%
   ---------------------------------------------------------------------------------------------------------------------------------

34          Ending Class A Principal Balance                                                                         275,897,305.82
35          Ending Class B Principal Balance                                                                           4,111,473.00
   =================================================================================================================================

   MLCC Mortgage Investors, Inc.
   Senior/Subordinate Mortgage Pass-Through Certificates, Series 1997A          Current Collection Period:  01-Oct-97 to 31-Oct-97

   Pass-through rates current Distribution:                                                     LIBOR=   5.6250%
   Class A Certificates, Series 1997A          LIBOR + 0.25%     5.87500%       Original Closing Date:                    16-Oct-97
   Class B Certificates, Series 1997A          LIBOR + 1.25%     6.87500%       Distribution Date:                        17-Nov-97

                      Weighted Avg Net Mtg Rate (Alt. Rate)      7.31312%
          --------------------------------------------------------------------------------------------------------------------------

 1  i.    Class A Total Distribution Allocable to Principal                                                               28.694064
    ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount
            (Line 20)                                                                                                      0.000000
    iii.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
            Distribution Amount                                                                                           28.694064
    iv    Class A Recovered Principal Amount                                                                               0.000000
    v     Class A Unrecovered Principal Amount                                                                             0.000000

 2  i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                                          4.443445
    ii.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
            preceding distribution date)                                                                                   4.443445
    iii.  Class A Unpaid Interest Shortfall included in 26i.
            (when 26iii. > 0: min of 26i. and 26iv.)                                                                       0.000000
    iv    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
            preceding distribution date)                                                                                   0.000000

          --------------------------------------------------------------------------------------------------------------------------

 3  i.    Class B Total Distribution Allocable to Principal                                                                0.000000
    ii.   Subordinated Percentage of Scheduled Formula Principal Distribution
            Amount                                                                                                         0.000000
    iii.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
            Distribution Amount                                                                                            0.000000
    iv    Class B Recovered Loss Amount                                                                                    0.000000
    v     Class B Unrecovered Loss Amount                                                                                  0.000000

 4  i.    Class B Total Distribution Allocable to Interest                                                                 5.920139
    ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                                  5.920139
    iii.  Class B Current Interest (pass-through rate x B's upb)                                                           5.920139
    iv    Class B Unpaid Interest Shortfall  (Class B's interest s/f from
            preceding distribution date)                                                                                   0.000000
          --------------------------------------------------------------------------------------------------------------------------

 5        Ending Pool Principal Balance                                                                              280,008,778.82
 6        Ending Pool Balance Factor                                                                                      85.150598%

 7        Ending Class A Principal Balance                                                                           275,897,305.82
 8        Ending Class B Principal Balance                                                                             4,111,473.00
          --------------------------------------------------------------------------------------------------------------------------

 9  i.    Current Master Servicer Advanced (Recovered) Interest                                                          (58,353.69)
    ii.   Current Master Servicer Advanced (Recovered) Principal                                                               0.00
    iii.  Current Trustee Advanced Interest                                                                                    0.00
    iv    Current Trustee Advanced Principal                                                                                   0.00
    v     Additional Servicing Compensation                                                   (P&S 6.02ix)                     0.00
    vi    Amount of Servicing Advances Paid by Master Servicer                                (P&S 6.02x)                      0.00
    vii   Formula Principal Amount & Unrecovered Principal Amounts                            (P&S 6.02iv)                     0.00
    viii  Amount of Delinquencies of Mortgage Loans                                                                       30,960.86
    ix    Class A Alt. Rate for next Distribution Date:    17-Nov-97                                                        0.00000%
    x     Class B Alt. Rate for next Distribution Date:    17-Nov-97                                                        0.00000%
          --------------------------------------------------------------------------------------------------------------------------

10  i     Number of Mortgage Loans 30 to 59 Days Delinquent                                                                      11
    ii    Aggregate Principal Balances of Mortgage Loans 30 to 59 Days Delinquent                                      4,745,491.26
11  i     Number of Mortgage Loans 60 to 89 Days Delinquent                                                                       0
    ii    Aggregate Principal Balances of Mortgage Loans 60 to 89 Days Delinquent                                              0.00
12  i     Number of Mortgage Loans 90 or More Days Delinquent                                                                     0
    ii    Aggregate Principal Balances of Mortgage Loans 90 or More Days Delinquent                                            0.00
13  i     Number of Mortgage Loans in Foreclosure                                                                                 0
    ii    Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                        0.00

14        Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                            0.00
15        Aggregate Net Liquidation Losses from Liquidated Mortgage Loans                     (P&S 6.02xiii)                   0.00
          ==========================================================================================================================